                              FIRST AMENDMENT

     FIRST AMENDMENT dated as of January 8, 1998 (this "AMENDMENT"), by and among LAMONTS APPAREL, INC., a Delaware corporation and a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code (the "BORROWER"), having its principal place of business at 12413 Willows Road N.E., Kirkland, WA 98034, BANKBOSTON, N.A. (f/k/a "The First National Bank of Boston"), a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110, as Revolving Credit Bank and Term Loan Lender (the "BANK"), and BANKBOSTON, N.A. (f/k/a "The First National Bank of Boston"), as Agent (the "AGENT") amending certain provisions of the Amended and Restated Debtor in Possession and Exit Financing Loan Agreement by and among the Borrower, the Bank, and the Agent dated as of September 26, 1997 (the "LOAN AGREEMENT").
Terms not otherwise defined herein which are defined in the Loan Agreement shall have the respective meanings herein assigned to such terms in the Loan Agreement.

     WHEREAS, the Borrower has requested that the Bank agree to amend the terms of the Loan Agreement in certain respects; and

     WHEREAS, the Bank is willing to amend the terms of the Loan Agreement in such respects, upon the terms and subject to the conditions contained herein; and

     NOW, THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement, herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. AMENDMENTS TO DEFINITIONS. Section 1.1 of the Loan Agreement is hereby amended as follows:

     DEFINITION OF "DIP MATURITY DATE." Section 1.1 of the Loan Agreement is amended by deleting the word "and" following clause (b) thereof, and deleting the entire clause (c) of the definition of the term "DIP Maturity Date."

     Section 2.  AMENDMENT TO SECTION 10.1(a)(ii) OF THE LOAN AGREEMENT.
Section 10.1(a)(ii) of the Loan Agreement is hereby amended by inserting after clause (A) thereof, "(provided that the information contained in the foregoing clause (A) for the month of December 1997 shall be delivered on or before January 20, 1998)".

     Section 3. REPRESENTATIONS, WARRANTIES AND COVENANTS; NO DEFAULT; AUTHORIZATION. The Borrower hereby represents, warrants and covenants to the Agent as follows:

     (a) Each of the representations and warranties of the Borrower contained in the Loan Agreement or in any other Loan Documents was true and correct as of the date as of which it was made and is true and correct in all material respects as of the date of this Amendment except to the extent such representations and warranties expressly related to a prior date (in which case they shall be true and correct as of such earlier date); and no Default or Event of Default has occurred and is continuing as of the date of this Amendment; and

     (b) This Amendment has been duly authorized, executed and delivered by the Borrower.

     Section 4. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be subject to the Agent's receipt on or prior to January 9, 1998 of each of (a) a copy of this Amendment executed by the Borrower; and (b) written confirmation of approval of this Amendment executed by the Surety and written ratification of the Supplemental Guaranty (as defined in the Purchase and Guaranty Agreement) executed by the Guarantor (as defined in the Purchase and Guaranty Agreement), each in form and substance satisfactory to the Agent.

     Section 5. RATIFICATION, ETC. Except as expressly amended hereby, the Loan Agreement, the other Loan Documents, and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects. All references in the Loan Agreement or any related agreement or instrument to the Loan Agreement shall hereafter refer to the Loan Agreement as amended hereby.

     Section 6. NO OTHER CHANGES; NO IMPLIED WAIVER. Except as expressly provided herein, the Loan Agreement and the other Loan Documents shall be unaffected hereby and shall continue in full force and effect, and nothing contained herein shall constitute a waiver by the Agent or any Bank of any right, remedy, Default, or Event of Default, or impair or otherwise affect any Obligations, any other obligations of the Borrower, or any right of the Agent or any Bank consequent thereon.

     Section 7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     Section 8. GOVERNING LAW. THIS AMENDMENT SHALL FOR ALL PURPOSES BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE COMMONWEALTH OF

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                                     -3-

MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICTS OF LAW), AND, PRIOR TO THE EXIT FACILITY DATE, BUT ONLY TO THE EXTENT APPLICABLE, THE PROVISIONS OF THE BANKRUPTCY CODE.

     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first above written.

                                        LAMONTS APPAREL, INC.
                                         debtor and debtor in possession


                                        By:  /s/ Loren Rothschild
                                           -----------------------------------
                                             Name: Loren Rothschild
                                             Title: Vice Chairman


                                        BANKBOSTON, N.A., in its respective
                                        capacities as a Revolving Credit Bank
                                        and Agent


                                        By:  /s/ William J. Sherald
                                           -----------------------------------
                                             Name:  William J. Sherald
                                             Title:  Vice President


                                        BANKBOSTON, N.A., as Term Loan Lender


                                        By:  /s/ William J. Sherald
                                           -----------------------------------
                                             Name:  William J. Sherald
                                             Title:  Vice President

                             CONFIRMATION OF THE SURETY
                                        AND
                                  OF THE GUARANTOR




     The Surety hereby confirms approval of the foregoing amendment in all respects and directs the Term Loan Lender to give its consent thereto. The Guarantor (as defined in the Purchase and Guaranty Agreement) hereby ratifies and confirms the Supplemental Guaranty (as defined in the Purchase and Guaranty Agreement) in all respects, and agrees that the Supplemental Guaranty, after giving effect to foregoing amendment, shall continue in full force and effect.


                         SPECIALTY INVESTMENT I LLC


                         By:  /s/ Alan R. Goldstein
                         Name:       Alan R. Goldstein
                         Title:      Mgr & CFO


                         GORDON BROTHERS PARTNERS,
                         INC.


                         By:  /s/ Alan R. Goldstein
                         Name:       Alan R. Goldstein
                         Title:      CFO/SVP